[logo]                                          345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
Scudder Global High Income Fund, Inc.
                                                                   June 19, 1998

To the Stockholders:

     The Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund") is to be held at 11:00 a.m., Eastern time, on Tuesday, July 28, 1998 at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

     At the Annual Meeting the stockholders will elect one Director and consider the ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.

     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President and Chairman of the Board

--------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------

                      SCUDDER GLOBAL HIGH INCOME FUND, INC.
                    Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder Global High Income Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. (the "Fund"), has been called to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 28, 1998 at 11:00 a.m., Eastern time, for the following purposes:

     (1) To elect one Director of the Fund to hold office for a term of three years or until his successor shall have been duly elected and qualified.

     (2) To ratify or reject the action taken by the Board of Directors in selecting Price Waterhouse LLP as the Fund's independent accountants for the fiscal year ending October 31, 1998.

The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.

Holders of record of the shares of common stock of the Fund at the close of business on June 12, 1998 are entitled to vote at the meeting and any adjournments thereof.


                                             By order of the Board of Directors,
                                             Thomas F. McDonough, Secretary
June 19, 1998

--------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder Global High Income Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder Kemper Investments, Inc. ("Scudder Kemper"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 28, 1998 at 11:00 a.m., Eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about June 19, 1998, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2) which require the approval of a majority of shares voting at the Meeting.

     Holders of record of the common stock of the Fund at the close of business on June 12, 1998 (the "Record Date"), will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 9,759,063 shares of common stock outstanding on the Record Date.

     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended October 31, 1997, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

(1) ELECTION OF DIRECTOR

     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies for the election of the one nominee listed below as Director of the Fund to serve for a term of three years, or until his successor is duly elected and qualified. The nominee has consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee.

Information Concerning Nominee

     The following table sets forth certain information concerning the nominee as a Director of the Fund. The nominee is now a Director of the Fund. Unless otherwise noted, the nominee has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II
--------

Nominee to serve until 2001 Annual Meeting of Stockholders:

                           Present Office with the Fund, if                       Shares
                             any; Principal Occupation or      Year First      Beneficially        Percent
                             Employment and Directorships       Became a         Owned on            of
       Name (Age)              in Publicly Held Companies       Director     March 31, 1998(1)      Class
       ----------              ---------------------------      --------     -----------------      -----

 Ronaldo A. da Frota       Director and Chief Executive Officer,  1992             4,844            less than
   Nogueira (60)           IMF Editora  Ltda. (financial                                            1/4 of 1%
                           publisher). Mr. Nogueira serves on
                           the boards of certain other funds
                           managed by Scudder Kemper.



Information Concerning Continuing Directors

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of the Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Class III
---------

Directors to serve until 1999 Annual Meeting of Stockholders:

                           Present Office with the Fund, if                       Shares
                             any; Principal Occupation or      Year First      Beneficially        Percent
                             Employment and Directorships       Became a         Owned on            of
       Name (Age)              in Publicly Held Companies       Director     March 31, 1998(1)      Class
       ----------              ---------------------------      --------     -----------------      -----

 George M. Lovejoy, Jr.    President and Director (Former         1992              2,903          less than
     (68)+                 Chairman), Fifty Associates (real                                       1/4 of 1%
                           estate corporation); Trustee, MGI
                           Properties; Chairman Emeritus,
                           Meredith & Grew, Inc. Mr. Lovejoy
                           serves on the boards of certain
                           other funds managed by Scudder Kemper.

 Susan Kaufman Purcell     Vice President, Council of the         1992                --               --
      (56)                 Americas; Vice President, Americas
                           Society; and Director, Valero
                           Energy Corp. Dr. Purcell serves on
                           the boards of one additional fund
                           managed by Scudder Kemper.


Class I
-------

Directors to serve until 2000 Annual Meeting of Stockholders:

                           Present Office with the Fund, if                       Shares
                             any; Principal Occupation or      Year First      Beneficially        Percent
                             Employment and Directorships       Became a         Owned on            of
       Name (Age)              in Publicly Held Companies       Director     March 31, 1998(1)      Class
       ----------              ---------------------------      --------     -----------------      -----

 Lynn Birdsong (52)*+      President and Chairman of the Board;    1992              --               --
                           Managing Director of Scudder
                           Kemper Investments, Inc.

 Robert J. Callander (67)  Director:  ARAMARK Corporation,         1992             1,515           less than
                           Barnes Group, Inc., and Omnicom                                          1/4 of 1%
                           Group, Inc.; Member, Council on
                           Foreign Relations; Managing Director,
                           Metropolitan Opera Association;
                           Trustee, Drew University; Visiting
                           Professor/Executive-in-Residence,
                           Columbia Business School, Columbia
                           University (until 1995).   Mr.
                           Callander serves on the  boards of
                           certain other funds managed by Scudder
                           Kemper.

 All Directors and Officers as a group                                               9,262          less than
                                                                                                    1/4 of 1%

------------------

* Director considered by the Fund and its counsel to be an "interested person" [which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")] of the Fund or of the Fund's investment manager, Scudder Kemper Investments, Inc. Mr. Birdsong is deemed to be an interested person because of his affiliation with the Fund's investment manager, Scudder Kemper Investments, Inc., or because he is an Officer of the Fund or both.

+ Messrs. Birdsong and Lovejoy are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended,  and
Section 30(h) of the 1940 Act, as applied to a fund, requires the fund's Officers and Directors, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("reporting persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and The New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it, and written representations from certain reporting persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1997, its Reporting Persons complied with all applicable filing requirements except that a Form 4 on behalf of Robert Callander was filed late.

     To the best of the Fund's knowledge, as of March 31, 1998 no person owned beneficially more than 5% of the Fund's outstanding stock.

Honorary Director

     Robert J. Boyd serves an an Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Boyd served as a Director of the Fund since 1992 and resigned from the Board in 1997.

Committees of the Board--Board Meetings

     The Board of Directors of the Fund met seven times during the fiscal year ended October 31, 1997.

     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee

     The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of Scudder Kemper ("Noninterested Directors") as defined in the 1940 Act, which last met on February 24, 1998. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

Committee on Independent Directors

     The Board has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee last met on February 24, 1998 to consider and nominate the nominees set forth above.

Executive Officers

     In addition to Mr. Birdsong, a Director who is also an Officer of the Fund, the following persons are Executive Officers of the Fund:


                                               Present Office with the Fund;                     Year First Became
           Name (Age)                          Principal Occupation or Employment (1)                 an Officer (2)
           ----------                          --------------------------------------                 --------------
 Susan E. Dahl (33)              Vice President; Senior Vice President of Scudder Kemper                   1996
                                 Investments, Inc.

 Paul J. Elmlinger (40)          Vice President and Assistant Secretary; Managing Director of              1992
                                 Scudder Kemper Investments, Inc.

 Bruce H. Goldfarb (33)          Vice President and Assistant Secretary; Vice President of Scudder         1997
                                 Kemper Investments, Inc. since February 1997; previously
                                 practiced law with the law firm of Cravath, Swaine & Moore.

 Judith A. Hannaway (43)         Vice President; Vice President of Scudder Kemper Investments,             1997
                                 Inc. since February 1995; previously a Senior Vice President in the Investment Banking Group of Kidder Peabody & Company.

 Jerard K. Hartman (65)          Vice President; Managing Director of Scudder Kemper Investments,          1992
                                 Inc.

 John R. Hebble (40)             Assistant Treasurer; Senior Vice President of Scudder Kemper              1998
                                 Investments, Inc.

 Thomas F. McDonough (51)        Vice President, Treasurer and Secretary; Senior Vice President of         1992
                                 Scudder Kemper Investments, Inc.

 Caroline Pearson (36)           Assistant Secretary; Vice President of Scudder Kemper                     1998
                                 Investments, Inc. since September 1997; previously practiced law with the law firm of Dechert Price & Rhoads.

 Kathryn L. Quirk (45)           Vice President and Assistant Secretary; Managing Director of              1992
                                 Scudder Kemper Investments, Inc.

 M. Isabel Saltzman (43)         Vice President; Managing Director of Scudder Kemper Investments,          1992
                                 Inc.

(1) Unless otherwise stated, all Executive Officers have been associated with Scudder Kemper for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder Kemper was $72,934, including expenses, for the fiscal year ended October 31, 1997. Each such unaffiliated Director currently receives fees, paid by the Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purpose of considering arrangements between the Fund and the Investment Manager or an affiliate of the Investment Manager, for which such Director receives a fee of $750). Scudder Kemper supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund, and receives a management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder Kemper and participate in the fees paid to that firm (see "Investment Manager"), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance of Board of Directors and committee meetings.

The following  Compensation Table, provides in tabular form, the following data:

Column (1) All  Directors  who receive  compensation  from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund and Scudder.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Fund, Scudder, plus compensation received from all funds managed by Scudder Kemper for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               Compensation Table
                      for the year ended December 31, 1997

---------------------------------------------------------------------------------------------------
           (1)                    (2)               (3)           (4)              (5)
                               Aggregate        Pension or                 Total Compensation
                           Compensation as a    Retirement     Estimated      From the Fund and
                            Director of the      Benefits        Anual       Fund Complex Paid to
                                 Fund           Accrued As      Benefits          Directors
     Name of Person,      Paid by  Paid by     Part of Fund      Upon        Paid by     Paid by
         Position           Fund   Scudder**     Expenses      Retirement     Funds      Scudder**
         --------           ----   ---------     --------      ----------     -----      ---------

 Robert J. Boyd,           $9,562     $0            N/A           N/A        $18,212      $0
 Director                                                                   (2 funds)

 Robert J. Callander,     $13,584     $750          N/A           N/A        $52,284      $4,500
 Director                                                                   (4 funds)

 George M. Lovejoy, Jr.,  $13,584     $750          N/A           N/A        $138,533     $10,700
 Director                                                                  (21 funds*)

 Ronaldo A. da Frota      $11,559     $750          N/A           N/A        $49,234      $3,250
 Nogueira,                                                                  (4 funds)
 Director

 Susan Kaufman Purcell,   $13,584     $750          N/A           N/A        $37,034      $2,250
 Director                                                                   (3 funds)


* This does not include membership on the Boards of funds which commenced operations in 1998.

** During 1997 Scudder, Stevens & Clark, Inc., ("Scudder") voluntarily agreed to pay the fees and expenses of Directors relating to special meetings held for the purpose of considering the proposed alliance between Scudder and Zurich Insurance Company, which was consummated on December 31, 1997.

Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

     (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     At a meeting held May 27, 1998, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending October 31, 1998. Price Waterhouse LLP are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders and management.

     The Fund's financial statements for the fiscal year ended October 31, 1997 were audited by Price Waterhouse LLP.

Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Price Waterhouse LLP as independent accountants.

Investment Manager

     The Investment Manager is a Delaware corporation. Rolf Hueppi* is the Chairman of the Board and Director, Edmond D. Villani# is the President, Chief Executive Officer and Director, Stephen R. Beckwith# is the Treasurer and Chief Financial Officer, Kathryn L. Quirk# is the General Counsel, Chief Compliance Officer and Secretary, Lynn S. Birdsong# is a Corporate Vice President and
Director, Cornelia M. Small# is a Corporate Vice President and Director, Laurence Cheng* is a Director, Steven Gluckstern* is a Director and Marcus Rohrbasser* is a Director of the Investment Manager. The principal occupation of each of Edmond D. Villani, Stephen R. Beckwith, Kathryn L. Quirk, and Cornelia
M. Small is serving as a Managing Director of the Investment Manager; the principal occupation of Rolf Hueppi, Laurence Cheng, Steven Gluckstern and Marcus Rohrbasser is serving as an officer of Zurich Insurance Company ("Zurich").

------------------------

*    Mythenquai 2, Zurich, Switzerland

#    345 Park Avenue, New York, New York

     The outstanding voting securities of the Investment Manager are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH") a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of the Investment Manager's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among the Investment Manager, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and

Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Trust"); and 9.66% by the Trust. There are no outstanding non-voting securities of the Investment Manager.

     In connection with a transaction effective December 31, 1997, pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash and the businesses of Scudder and Zurich's subsidiary, Zurich Kemper Investments, Inc., were combined to form Scudder Kemper. Mr. Birdsong sold 30.0% of his holdings in Scudder to Zurich for cash.

Brokerage Commissions on Portfolio Transactions

     To the maximum extent feasible, Scudder Kemper places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Fund, Scudder Kemper may place such transactions with brokers and dealers that sell shares of funds advised by Scudder Kemper. Allocation of portfolio transactions is supervised by Scudder Kemper.

Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

Miscellaneous

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by Officers of the Fund or personnel of Scudder Kemper. The Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004 to assist in the proxy solicitation. The cost of their services is estimated at $3,500. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Shareholder Communications Corporation, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by July 28, 1998, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Stockholder Proposals

     Any proposal by a stockholder of the Fund intended to be presented at the 1999 meeting of stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder Kemper Investments, Inc. at 345 Park Avenue, New York, New York 10154, not later than February 19, 1999.

By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154

June 19, 1998

PROXY                 SCUDDER GLOBAL HIGH INCOME FUND, INC.                PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Annual Meeting of Stockholders--July 28, 1998

     The undersigned hereby appoints Lynn S. Birdsong, Robert J. Callander and George M. Lovejoy, Jr. and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder Global High Income Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Scudder Global High Income Fund, Inc. to be held at the offices of Scudder Kemper Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, July 28, 1998 at 11:00 a.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

1.       The election of Director;

          FOR the nominee listed below                                          WITHHOLD  AUTHORITY
          (except as marked to the contrary below)  []                          to vote fort he nominees listed below  []

Nominees: Class II: Ronaldo A. da Frota Nogueira

2.   Ratification of the selection of Price Waterhouse LLP as independent       FOR []     AGAINST []     ABSTAIN []
     accountants.


     The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.


                                                                                Please sign exactly as your name or names appear.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee or guardian, please give your full title
                                                                                as such.


                                                                                ____________________________________________________
                                                                                             (Signature of Stockholder)


                                                                                ____________________________________________________
                                                                                         (Signature of joint owner, if any)


                                                                                Date__________________________________________, 1998


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED
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